UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2018

Zenergy Brands, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55771	20-8881686
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7700 Windrose Ave. #G300, Plano, Texas 75024

(Address of principal executive offices) (Zip Code)

469-228-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As an essential part of its energy service offering, the Company has been developing its trademarked Zero Cost Program. In connection with such program, the Company enters into a 7-year binding Services Agreement with commercial, industrial or municipal related end-use customers pursuant to which the end-use customers pursuant to which the end-use customer can implement various energy conservation technologies at the customer’s location(s), by making a monthly payment without incurring any upfront capital expenditures.

In June 2018, the Company entered into two Zero Cost Services Agreements with customers in the private sector, with aggregate contract values totaling $1,044,182.04.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zenergy Brands, Inc. (Registrant)

Date: June 10, 2018	/s/ ALEX RODRIGUEZ
ALEX RODRIGUEZ
Chief Executive Officer